SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003

ViroPharma Incorporated

(Exact name of issuer as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-021699 (Commission file number)	23-2789550 (I.R.S. Employer Identification Number)

405 EAGLEVIEW BOULEVARD

EXTON, PENNSYLVANIA 19341

(Address of principal executive offices)

(610) 458-7300

(Registrant’s telephone number, including area code)

Item 5 – Other Events.

As is more fully described in the attached press release that is incorporated herein by reference, on July 15, 2003, ViroPharma Incorporated announced its results of its hepatitis C phase 1b study.

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description
99	ViroPharma Incorporated Press Release dated July 15, 2003

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIROPHARMA INCORPORATED

Date:	July 16, 2003	By:	/s/ THOMAS F. DOYLE
Thomas F. Doyle Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description
99	ViroPharma Incorporated Press Release dated July 15, 2003